GENERAL	6 Months Ended
Jun. 30, 2016
GENERAL [Abstract]
GENERAL
NOTE 1:-        GENERAL

a.	Compugen Ltd. (The “Company”) is a leading therapeutic discovery company utilizing its broadly applicable predictive discovery infrastructure to identify novel drug targets and develop first-in-class biologics. The Company’s current pipeline primarily consists of early-stage immuno-oncology programs aimed at harnessing the immune system to fight cancer. The Company’s pipeline’s focus is on immune checkpoint target candidates discovered by the Company, which are predicted to serve as promising drug targets for cancer immunotherapies addressing various cancer types and patient populations, both as monotherapy and in combination with other drugs. The Company’s business model relies on extracting the commercial value of the Company’s systematic discovery capability by entering into various forms of revenue-sharing collaborations for the Company’s novel drug target candidates and therapeutic product candidates at various stages of research and development.

The Company is headquartered in Holon, Israel, with R&D facilities located in both Holon and South San Francisco. At the U.S. facilities, therapeutic monoclonal antibodies are discovered and developed against the Company’s novel drug target candidates.

b.	On August 5, 2013, the Company entered into a Research and Development Collaboration and License Agreement ("Bayer Agreement") with Bayer Pharma AG ("Bayer") for the research, development, and commercialization of antibody-based therapeutics for antibody based therapeutics against two novel, Compugen-discovered immune checkpoint regulators.

Under the terms of the Bayer Agreement, the Company received an upfront payment of $ 10,000, and is eligible to receive an aggregate of over $ 500,000 in potential milestone payments for both programs, not including aggregate preclinical milestone payments of up to $ 30,000 during the research programs. Additionally, the Company is eligible to receive mid to high single digit royalties on global net sales of any approved products under the collaboration.

With respect to the first licensed program, the third pre-cinical milestone was achieved on December 11, 2015.  Pursuant to the terms of the Bayer Agreement, as amended, following completion of this program, it was transferred to Bayer’s full control for further pre-clinical and clinical development activities, and worldwide commercialization under milestone and royalty bearing licenses from the Company.

On April 17, 2016, the Company achieved the first pre-clinical milestone with respect to the second licensed program under the Bayer Agreement, as amended, according to which the Company recognized revenues in total amount of $ 400 in accordance with the criteria prescribed under ASC 605-28. The Company and Bayer are continuing the pre-clinical research program for the second of the two checkpoint protein candidates discovered by the Company that is being developed pursuant to the Bayer Agreement.

A joint steering committee consisting of an equal number of representatives from each party is responsible for overseeing and directing the research program pursuant to agree upon work-plans.

Each party is responsible for the costs and expenses incurred by it in performing its designated activities under the work-plans during the research programs. As stated above, the first research program was completed and transferred to Bayer’s full control for further pre-clinical and clinical development activities, and worldwide commercialization under milestone and royalty bearing licenses from the Company.  Following the completion of the second research program, Bayer will have full control over further pre-clinical and clinical development of any cancer therapeutic product candidates targeting the Company-discovered immune checkpoint regulator and will have worldwide commercialization under milestone and royalty bearing licenses from the Company.